Exhibit 10.39

[***] — Certain information in this exhibit have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT NO. 1 TO

SUPPLY AND LICENSE AGREEMENT

This Amendment No. 1 modifies the Supply and License Agreement between Heska Corporation and Schering-Plough Animal Health Corporation, dated August 1, 2003 (“Original Agreement”).

1.                                       Appendix A:  Appendix A to the Original Agreement is hereby deleted in its entirety and replaced with Appendix A-1 attached hereto.

2.                                       Appendix B:  Appendix B to the First Modified Agreement is hereby deleted in its entirety and replaced with Appendix B-1 attached hereto.

3.                                       Appendix D:  [***], of the Original Agreement is hereby amended to [***]

[***]

[***]

[***]

4.                                       No Other Changes.  Except as expressly modified by this Amendment No. 1, all provisions of the Agreement shall remain in full force and effect.  The terms and conditions of this Amendment No. 1 shall control any conflict with the terms and conditions of the Original Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized representatives effective as of the last date on which this Amendment has been duly signed by both parties.

SIGNED:

Heska Corporation		Schering-Plough Animal Health Corporation

By:	/s/ Carol Talkington Verser	By: [***]

Name: Carol Talkington Verser, Ph.D.		Name: [***]

Title: Executive Vice President		Title: [***]

Date:	August 31, 2005	Date:	August 24, 2005

[***] — Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

APPENDIX A-1

PRICE, MINIMUM PURCHASE SIZE AND

ANNUAL MINIMUM PURCHASE REQUIREMENT

1.             Product transfer price:

Small tablets	[***] per packet of six (6) tablets
Medium tablets	[***] per packet of six (6) tablets
Large tablets	[***] per packet of six (60 tablets

2.             Minimum Purchase Size:

Small tablets	[***] packets, equivalent to [***] Display Cases
Medium tablets	[***] packets, equivalent to [***] Display Cases
Large tablets	[***] packets, equivalent to [***] Display Cases

3.             Annual Minimum Purchase Requirement per Calendar Year:

Small tablets	[***] packets equivalent to [***] Display Cases
Medium tablets	[***] packets equivalent to [***] Display Cases
Large tablets	[***] packets equivalent to [***] Display Cases

[***] — Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

APPENDIX B-1

PRODUCT SPECIFICATIONS

A.            SMALL TABLETS:

Labeled amount of ivermectin, per tablet: 68 mcg

Labeled amount of pyrantel (as pyrantel pamoate), per tablet: 57 mg

1. Appearance: Round, brown convex tablet with bisect, approximately 0.56 inches in diameter and 1.25 grams in weight

2. Identification:

Ivermectin: retention times of reference standard and sample compare satisfactorily

Pyrantel: retention times of reference standard and sample compare satisfactorily

3. Ivermectin content (average): 90.0 to 115.0 % of labeled amount

4. Pyrantel content (average): 90.0 to 110.0 % of labeled amount

5. Microbial limits:

Salmonella: none detected

Escherichia coli: not more than 2.2 CFU per gram

6. pH: 4.0 to 6.0

7.  [***]

B.            MEDIUM TABLETS:

Labeled amount of ivermectin, per tablet: 136 mcg

Labeled amount of pyrantel (as pyrantel pamoate), per tablet: 114 mg

1. Appearance: Round, brown convex tablet with no imprinting, approximately 0.75 inches in diameter and 2.5 grams in weight

[***] — Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

2. Identification:

Ivermectin: retention times of reference standard and sample compare satisfactorily

Pyrantel: retention times of reference standard and sample compare satisfactorily

3. Ivermectin content (average): 90.0 to 115.0 % of labeled amount

4. Pyrantel content (average): 90.0 to 110.0 % of labeled amount

5. Microbial limits:

Salmonella: none detected

Escherichia coli: not more than 2.2 CFU per gram

6. pH: 4.0 to 6.0

7.  [***]

C.            LARGE TABLETS:

Labeled amount of ivermectin, per tablet: 272 mcg

Labeled amount of pyrantel (as pyrantel pamoate), per tablet: 227 mg

1. Appearance: Round, brown convex tablet with no imprinting, approximately 0.94 inches in diameter and 5.0 grams in weight

2. Identification:

Ivermectin: retention times of reference standard and sample compare satisfactorily

Pyrantel: retention times of reference standard and sample compare satisfactorily

3. Ivermectin content (average): 90.0 to 115.0 % of labeled amount

4. Pyrantel content (average): 90.0 to 110.0 % of labeled amount

5. Microbial limits:

Salmonella: none detected

Escherichia coli: not more than 2.2 CFU per gram

6. pH: 4.0 to 6.0

[***] — Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

7.  [***]

D.  BLISTER PACKS, CARTONS AND DISPLAY CASE:

1. Blister Pack:  2 x 3 rectangular configuration of blisters with one (1) tablet contained in each blister.

2.  Blister material:

Barrier film: 7.5 mil PVC / 2 mil ACLAR laminate.

Push-through foil:  Hueck Foils, AL201CHM, preprinted

3. Carton: Preprinted, containing one (1) blister pack

4.  Display Case:  Preprinted, containing ten (10) cartons.